Exhibit 99.2

Second Quarter

Financial Supplement

June 30, 2017

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

CONSOLIDATED BALANCE SHEETS	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	8

U.S.
Statements of Operating Earnings Available to Common Shareholders	9
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	10
Retirement and Income Solutions - Statements of Operating Earnings Available to Common Shareholders	11
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	12
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	13
Group Benefits - Other Operating Expenses by Major Category and Other Statistical Information	14
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Retirement and Income Solutions - Other Operating Expenses by Major Category and Spread	16
Property & Casualty - Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	17

ASIA
Statements of Operating Earnings Available to Common Shareholders	18
Operating Premiums, Fees and Other Revenues; Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	20
Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21

EMEA
Statements of Operating Earnings Available to Common Shareholders	22
Other Operating Expenses by Major Category and Other Statistical Information	23

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	24
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	25
Other Operating Expenses by Major Category and Spread by Product	26
Other Statistical Information	27

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	28

BRIGHTHOUSE FINANCIAL
Statements of Operating Earnings Available to Common Shareholders	29

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	30
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	32
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution	33
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	34

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement and Income Solutions, U.S. - Property & Casualty,	A-2
Asia, Latin America, EMEA, MetLife Holdings, Corporate & Other and Brighthouse Financial	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues, Other Operating Expenses and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Non-GAAP and Other Financial Disclosures	A-7
Acronyms	A-9

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Revenues
Premiums	$9,417	$10,391	$9,652	$9,315	$9,935	$19,110	$19,250
Universal life and investment-type product policy fees	2,286	2,296	2,280	2,302	2,302	4,630	4,604
Net investment income	4,887	5,464	5,037	5,196	4,959	9,446	10,155
Other revenues	487	366	419	374	382	974	756
Net investment gains (losses)	266	257	(367)	8	104	281	112
Net derivative gains (losses)	(2,099)	(1,051)	(4,945)	(926)	(437)	(764)	(1,363)
Total revenues	15,244	17,723	12,076	16,269	17,245	33,677	33,514

Expenses
Policyholder benefits and claims	10,274	10,855	9,997	9,859	10,302	19,952	20,161
Interest credited to policyholder account balances	1,500	1,820	1,636	1,712	1,562	2,826	3,274
Policyholder dividends	324	312	305	317	320	639	637
Goodwill impairment	-	260	-	-	-	-	-
Capitalization of DAC	(915)	(863)	(830)	(796)	(821)	(1,896)	(1,617)
Amortization of DAC and VOBA	121	1,017	508	533	704	1,116	1,237
Amortization of negative VOBA	(67)	(55)	(48)	(43)	(38)	(166)	(81)
Interest expense on debt	306	292	291	296	295	618	591
Other expenses	3,801	3,537	3,782	3,574	3,919	7,766	7,493
Total expenses	15,344	17,175	15,641	15,452	16,243	30,855	31,695
Income (loss) from continuing operations before provision for income tax	(100)	548	(3,565)	817	1,002	2,822	1,819
Provision for income tax expense (benefit)	(214)	(25)	(1,479)	(12)	115	505	103
Income (loss) from continuing operations, net of income tax	114	573	(2,086)	829	887	2,317	1,716
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	114	573	(2,086)	829	887	2,317	1,716
Less: Net income (loss) attributable to noncontrolling interests	4	(4)	2	3	3	6	6
Net income (loss) attributable to MetLife, Inc.	110	577	(2,088)	826	884	2,311	1,710
Less: Preferred stock dividends	46	6	45	6	46	52	52
Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$571	$(2,133)	$820	$838	$2,259	$1,658

Total Premiums, Fees and Other Revenues	$12,190	$13,053	$12,351	$11,991	$12,619	$24,714	$24,610

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$571	$(2,133)	$820	$838
Adjustments from net income (loss) available to MetLife, Inc.‘s common shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)	266	257	(367)	8	104
Less: Net derivative gains (losses)	(2,099)	(1,051)	(4,945)	(926)	(437)
Less: Goodwill impairment	-	(260)	-	-	-
Less: Other adjustments to continuing operations (1)	478	(193)	(20)	(233)	(495)
Less: Provision for income tax (expense) benefit	499	393	1,786	428	262
Add: Net income (loss) attributable to noncontrolling interests	4	(4)	2	3	3
Operating earnings available to common shareholders	$924	$1,421	$1,415	$1,546	$1,407

Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2)	$0.06	$0.51	$(1.94)	$0.75	$0.77
Less: Net investment gains (losses)	0.24	0.23	(0.33)	0.01	0.10
Less: Net derivative gains (losses)	(1.89)	(0.95)	(4.46)	(0.84)	(0.40)
Less: Goodwill impairment	-	(0.23)	-	-	-
Less: Other adjustments to continuing operations	0.43	(0.17)	(0.03)	(0.22)	(0.47)
Less: Provision for income tax (expense) benefit	0.45	0.35	1.60	0.39	0.24
Add: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-
Operating earnings available to common shareholders per common share - diluted (2)	$0.83	$1.28	$1.28	$1.41	$1.30

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Notable items impacting operating earnings available to common shareholders:
Variable investment income	$(9)	$22	$-	$15	$-
Catastrophe experience and prior year development, net	(15)	16	-	(45)	-
Actuarial assumption review and other insurance adjustments	(462)	(319)	(58)	34	12
Litigation reserves & settlement costs	-	-	-	(44)	-
Expense initiative costs	-	-	(28)	(21)	(22)
Other expense-related items (3)	-	-	-	-	(58)
Tax adjustments	-	-	-	-	27
Total notable items (4)	$(486)	$(281)	$(86)	$(61)	$(41)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income	$(0.01)	$0.02	$-	$0.01	$-
Catastrophe experience and prior year development, net	$(0.01)	$0.01	$-	$(0.04)	$-
Actuarial assumption review and other insurance adjustments	$(0.42)	$(0.29)	$(0.05)	$0.03	$0.01
Litigation reserves & settlement costs	$-	$-	$-	$(0.04)	$-
Expense initiative costs	$-	$-	$(0.03)	$(0.02)	$(0.02)
Other expense-related items (3)	$-	$-	$-	$-	$(0.05)
Tax adjustments	$-	$-	$-	$-	$0.02
Total notable items (4)	$(0.44)	$(0.25)	$(0.08)	$(0.06)	$(0.04)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Weighted average common shares outstanding - diluted	1,109.1	1,109.3	1,108.8	1,098.7	1,082.1

(1)          See Page A-1 for further detail.

(2)          For the three months ended December 31, 2016, 8.6 million shares related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(3)          For the three months ended June 30, 2017, $36 million in lease impairments and $22 million associated with costs related to the separation of Brighthouse Financial are included.

(4)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Book value per common share (1)	$70.18	$69.35	$59.56	$60.91	$63.37
Book value per common share, excluding AOCI other than FCTA (1)	$53.20	$53.40	$49.83	$50.52	$51.03
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$43.98	$44.40	$41.14	$41.64	$42.00

	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Return on MetLife, Inc.’s (2):
Common stockholders’ equity	0.3%	3.0%	(12.1)%	5.0%	5.0%
Common stockholders’ equity, excluding AOCI other than FCTA	0.4%	3.9%	(15.1)%	6.0%	6.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	0.6%	4.8%	(18.1)%	7.4%	7.6%

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity	4.9%	7.4%	8.0%	9.4%	8.4%
Common stockholders’ equity, excluding AOCI other than FCTA	6.3%	9.7%	10.0%	11.3%	10.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	7.7%	11.8%	12.2%	13.8%	12.6%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Common shares outstanding, beginning of period	1,098.5	1,098.8	1,099.0	1,095.5	1,081.3
Share repurchases	-	-	(5.5)	(16.0)	(18.3)
Newly issued shares	0.3	0.2	2.0	1.8	0.5
Common shares outstanding, end of period	1,098.8	1,099.0	1,095.5	1,081.3	1,063.5

Weighted average common shares outstanding - basic	1,100.3	1,100.5	1,100.2	1,090.4	1,074.0
Dilutive effect of the exercise or issuance of stock-based awards	8.8	8.8	8.6	8.3	8.1
Weighted average common shares outstanding - diluted	1,109.1	1,109.3	1,108.8	1,098.7	1,082.1

MetLife Policyholder Trust Shares	167.2	165.6	163.3	161.3	159.1

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.’s common stockholders’ equity and operating return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2016.

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS
	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017		June 30, 2016	June 30, 2017

Total revenues	$15,244	$17,723	$12,076	$16,269	$17,245		$33,677	$33,514
Less: Net investment (gains) losses	266	257	(367)	8	104		281	112
Less: Net derivative (gains) losses	(2,099)	(1,051)	(4,945)	(926)	(437)		(764)	(1,363)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	9	(6)	-	-	10		34	10
Less: other adjustments to revenues:
GMIB fees	104	103	103	101	101	`	205	202
Investment hedge adjustments	(188)	(226)	(243)	(214)	(141)		(409)	(355)
Operating joint venture adjustments	-	-	1	(1)	1		5	-
Unit-linked contract income	191	529	327	416	214		94	630
Securitization entities income	3	1	(1)	-	1		3	1
Settlement of foreign currency earnings hedges	3	7	(2)	6	5		(1)	11
Divested business and Lag elimination	-	-	-	-	-		663	-
Total operating revenues	$16,955	$18,109	$17,203	$16,879	$17,387		$33,566	$34,266

	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017		June 30, 2016	June 30, 2017

Net investment income	$4,887	$5,464	$5,037	$5,196	$4,959		$9,446	$10,155
Less: Adjustments to net investment income:
Investment hedge adjustments	(188)	(226)	(243)	(214)	(141)		(409)	(355)
Operating joint venture adjustments	-	-	1	(1)	1		5	-
Unit-linked contract income	191	529	327	416	214		94	630
Securitization entities income	3	1	(1)	-	1		3	1
Divested businesses and Lag elimination	-	-	-	-	-		166	-
Net investment income, as reported on an operating basis	$4,881	$5,160	$4,953	$4,995	$4,884		$9,587	$9,879

	For the Three Months Ended						For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017		June 30, 2016	June 30, 2017

Total premiums, fees and other revenues	$12,190	$13,053	$12,351	$11,991	$12,619		$24,714	$24,610
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	9	(6)	-	-	10		34	10
GMIB fees	104	103	103	101	101		205	202
Settlement of foreign currency earnings hedges	3	7	(2)	6	5		(1)	11
Divested business and Lag elimination	-	-	-	-	-		497	-
Total operating premiums, fees and other revenues	$12,074	$12,949	$12,250	$11,884	$12,503		$23,979	$24,387
Total operating premiums, fees and other revenues on a constant currency basis	$12,015	$12,797	$12,272	$11,969	$12,503

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Total expenses	$15,344	$17,175	$15,641	$15,452	$16,243	$30,855	$31,695
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(1,087)	(209)	(338)	(241)	(154)	(1,081)	(395)
Less: Goodwill impairment	-	260	-	-	-	-	-
Less: other adjustments to expenses:
Inflation and pass through adjustments	66	(21)	(198)	26	62	137	88
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	330	248	291	245	218	372	463
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	4	7	6	3	3	11	6
PAB hedge adjustments	-	-	(1)	-	-	1	-
Unit-linked contract costs	186	505	318	402	213	109	615
Securitization entities debt expense	3	1	(1)	-	1	3	1
Noncontrolling interest	(4)	7	(4)	(4)	(3)	(9)	(7)
Regulatory implementation costs	-	-	1	-	-	-	-
Acquisition, integration and other costs	16	11	31	8	14	22	22
Divested businesses and Lag elimination	130	52	100	102	332	736	434
Total operating expenses	$15,700	$16,314	$15,436	$14,911	$15,557	$30,554	$30,468

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Capitalization of DAC (GAAP)	$(915)	$(863)	$(830)	$(796)	$(821)	$(1,896)	$(1,617)
Less: Divested business and Lag elimination	-	-	-	-	-	(105)	-
Capitalization of DAC	$(915)	$(863)	$(830)	$(796)	$(821)	$(1,791)	$(1,617)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Other expenses	$3,801	$3,537	$3,782	$3,574	$3,919	$7,766	$7,493
Less: Noncontrolling interest	(4)	7	(4)	(4)	(3)	(9)	(7)
Less: Regulatory implementation costs	-	-	1	-	-	-	-
Less: Acquisition, integration and other costs	16	11	31	8	14	22	22
Less: Divested business and Lag elimination	130	52	101	102	332	384	434
Other operating expenses	$3,659	$3,467	$3,653	$3,468	$3,576	$7,369	$7,044
Other operating expenses on a constant currency basis	$3,634	$3,405	$3,662	$3,497	$3,576

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Total Company other operating expenses by major category
Direct and allocated expenses	$1,599	$1,537	$1,739	$1,586	$1,705	$3,231	$3,291
Pension and post-retirement benefit costs	106	81	85	80	78	211	158
Premium taxes, other taxes, and licenses & fees	189	188	159	189	167	395	356
Total fixed operating expenses	$1,894	$1,806	$1,983	$1,855	$1,950	$3,837	$3,805
Commissions and other variable expenses	1,765	1,661	1,670	1,613	1,626	3,532	3,239
Total other operating expenses	$3,659	$3,467	$3,653	$3,468	$3,576	$7,369	$7,044

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$387,508	$390,442	$350,889	$355,528	$364,084
Equity securities available-for-sale, at estimated fair value	3,333	3,289	3,194	3,377	3,415
Fair value option securities, at estimated fair value	14,314	14,730	13,923	14,399	14,762
Mortgage loans	69,399	71,156	74,545	76,541	77,572
Policy loans	11,240	11,177	11,028	11,115	11,072
Real estate and real estate joint ventures	9,063	9,186	9,041	9,464	9,484
Other limited partnership interests	6,982	6,878	6,778	6,762	6,874
Short-term investments, principally at estimated fair value	9,838	11,655	7,810	9,968	7,177
Other invested assets, principally at estimated fair value	31,834	30,278	23,185	19,724	19,596
Total investments	543,511	548,791	500,393	506,878	514,036
Cash and cash equivalents, principally at estimated fair value	17,067	15,883	17,877	17,411	17,319
Accrued investment income	3,884	4,197	3,988	3,984	3,970
Premiums, reinsurance and other receivables	26,035	26,178	26,081	25,916	26,487
Deferred policy acquisition costs and value of business acquired	24,748	24,748	24,798	25,547	25,408
Current income tax recoverable	51	-	20	25	66
Goodwill	9,852	9,592	9,220	9,350	9,385
Other assets	7,747	7,867	7,767	8,055	8,073
Separate account assets	309,672	315,648	308,620	317,521	320,455
Total assets	$942,567	$952,904	$898,764	$914,687	$925,199

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$204,461	$208,561	$199,971	$203,226	$205,836
Policyholder account balances	213,526	216,192	210,235	214,757	216,257
Other policy-related balances	14,447	14,857	14,386	14,713	14,708
Policyholder dividends payable	734	763	708	699	722
Policyholder dividend obligation	3,343	3,352	1,931	1,983	2,237
Payables for collateral under securities loaned and other transactions	45,790	44,422	33,264	32,899	33,725
Short-term debt	103	201	242	260	235
Long-term debt	16,586	16,553	16,502	16,511	19,508
Collateral financing arrangements	4,113	4,084	4,071	4,059	1,235
Junior subordinated debt securities	3,168	3,168	3,169	3,169	3,169
Current income tax payable	-	151	-	-	-
Deferred income tax liability	14,966	14,359	9,367	9,550	10,383
Other liabilities	32,285	32,127	28,818	27,232	27,060
Separate account liabilities	309,672	315,648	308,620	317,521	320,455
Total liabilities	863,194	874,438	831,284	846,579	855,530

Equity
Preferred stock, at par value	-	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,783	30,797	30,944	30,990	31,021
Retained earnings	36,924	37,054	34,480	34,863	35,270
Treasury stock, at cost	(3,172)	(3,172)	(3,474)	(4,332)	(5,284)
Accumulated other comprehensive income (loss)	14,632	13,595	5,347	6,396	8,436
Total MetLife, Inc.’s stockholders’ equity	79,179	78,286	67,309	67,929	69,455
Noncontrolling interests	194	180	171	179	214
Total equity	79,373	78,466	67,480	68,108	69,669
Total liabilities and equity	$942,567	$952,904	$898,764	$914,687	$925,199

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Operating earnings before provision for income tax
U.S.
GROUP BENEFITS	$288	$296	$277	$298	$312
RETIREMENT AND INCOME SOLUTIONS	399	472	458	429	411
PROPERTY & CASUALTY	(21)	72	49	28	26
TOTAL U.S.	$666	$840	$784	$755	$749
ASIA	399	466	469	441	467
LATIN AMERICA	175	186	139	181	188
EMEA	74	85	82	87	86
METLIFE HOLDINGS	(76)	387	284	570	339
CORPORATE & OTHER	(385)	(277)	(422)	(376)	(371)
BRIGHTHOUSE FINANCIAL (1)	402	108	431	310	372
Total operating earnings before provision for income tax	$1,255	$1,795	$1,767	$1,968	$1,830

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$103	$110	$103	$104	$109
RETIREMENT AND INCOME SOLUTIONS	139	164	159	149	143
PROPERTY & CASUALTY	(19)	14	6	(1)	(2)
TOTAL U.S.	$223	$288	$268	$252	$250
ASIA	140	142	115	146	157
LATIN AMERICA	38	53	17	38	34
EMEA	10	11	10	12	14
METLIFE HOLDINGS	(43)	121	85	185	104
CORPORATE & OTHER	(188)	(287)	(289)	(283)	(271)
BRIGHTHOUSE FINANCIAL (1)	105	40	101	66	89
Total provision for income tax expense (benefit)	$285	$368	$307	$416	$377

Operating earnings available to common shareholders
U.S.
GROUP BENEFITS	$185	$186	$174	$194	$203
RETIREMENT AND INCOME SOLUTIONS	260	308	299	280	268
PROPERTY & CASUALTY	(2)	58	43	29	28
TOTAL U.S.	$443	$552	$516	$503	$499
ASIA	259	324	354	295	310
LATIN AMERICA	137	133	122	143	154
EMEA	64	74	72	75	72
METLIFE HOLDINGS	(33)	266	199	385	235
CORPORATE & OTHER (2)	(243)	4	(178)	(99)	(146)
BRIGHTHOUSE FINANCIAL (1)	297	68	330	244	283
Total operating earnings available to common shareholders (2)	$924	$1,421	$1,415	$1,546	$1,407

OPERATING RETURN ON ALLOCATED EQUITY (1), (3)
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

U.S.
GROUP BENEFITS	25.7%	25.8%	24.1%	27.6%	28.8%
RETIREMENT AND INCOME SOLUTIONS	15.3%	18.1%	17.6%	20.2%	19.4%
PROPERTY & CASUALTY	(0.7)%	20.5%	15.2%	6.2%	6.0%
TOTAL U.S.	16.4%	20.4%	19.1%	19.7%	19.5%
ASIA	9.4%	11.7%	12.8%	9.4%	9.9%
LATIN AMERICA	17.9%	17.3%	15.9%	19.5%	21.0%
EMEA	7.9%	9.2%	8.9%	9.3%	9.0%
METLIFE HOLDINGS	(1.2)%	9.6%	7.2%	13.7%	8.4%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (1), (3)
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

U.S.	18.0%	22.4%	21.0%	22.9%	22.7%
ASIA	16.2%	20.2%	22.1%	15.0%	15.8%
LATIN AMERICA	28.3%	27.5%	25.2%	33.6%	36.2%
EMEA	13.8%	15.8%	15.6%	15.3%	14.7%
METLIFE HOLDINGS	(1.1)%	10.2%	7.7%	15.3%	9.4%

(1)   Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(2)   Includes impact of preferred stock dividends of $46 million, $6 million, $45 million, $6 million and $46 million for the three months ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

(3)   Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$5,171	$5,936	$5,374	$5,185	$5,877	$10,191	$11,062
Universal life and investment-type product policy fees	248	245	246	265	251	498	516
Net investment income	1,565	1,590	1,591	1,612	1,575	3,025	3,187
Other revenues	193	192	195	204	199	397	403
Total operating revenues	7,177	7,963	7,406	7,266	7,902	14,111	15,168

Operating expenses
Policyholder benefits and claims and policyholder dividends	5,270	5,894	5,348	5,235	5,878	10,316	11,113
Interest credited to policyholder account balances	323	322	335	351	359	645	710
Capitalization of DAC	(121)	(124)	(115)	(100)	(116)	(232)	(216)
Amortization of DAC and VOBA	118	117	118	114	114	236	228
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	3	2	2	2	4	5	6
Other operating expenses	918	912	934	909	914	1,860	1,823
Total operating expenses	6,511	7,123	6,622	6,511	7,153	12,830	13,664
Operating earnings before provision for income tax	666	840	784	755	749	1,281	1,504
Provision for income tax expense (benefit)	223	288	268	252	250	432	502
Operating earnings	443	552	516	503	499	849	1,002
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$443	$552	$516	$503	$499	$849	$1,002

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$443	$552	$516	$503	$499	$849	$1,002
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	70	44	(19)	(26)	-	(31)	(26)
Net derivative gains (losses)	328	(20)	(459)	(148)	128	532	(20)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(60)	(73)	(72)	(66)	(51)	(119)	(117)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(6)	(1)	12	(1)	(2)	(13)	(3)
Interest credited to policyholder account balances	1	1	1	1	1	1	2
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(111)	17	188	84	(27)	(124)	57
Income (loss) from continuing operations, net of income tax	665	520	167	347	548	1,095	895
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	665	520	167	347	548	1,095	895
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	665	520	167	347	548	1,095	895
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$665	$520	$167	$347	$548	$1,095	$895

Total Operating Premiums, Fees and Other Revenues	$5,612	$6,373	$5,815	$5,654	$6,327	$11,086	$11,981

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$3,787	$3,740	$3,722	$3,971	$3,880	$7,597	$7,851
Universal life and investment-type product policy fees	197	194	194	204	200	382	404
Net investment income	281	309	276	285	280	555	565
Other revenues	115	116	117	125	122	234	247
Total operating revenues	4,380	4,359	4,309	4,585	4,482	8,768	9,067

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,475	3,453	3,404	3,670	3,560	7,000	7,230
Interest credited to policyholder account balances	34	35	34	34	34	68	68
Capitalization of DAC	(13)	(11)	(11)	(9)	(7)	(26)	(16)
Amortization of DAC and VOBA	11	10	9	10	10	20	20
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	1	1	1
Other operating expenses	584	576	596	582	572	1,188	1,154
Total operating expenses	4,092	4,063	4,032	4,287	4,170	8,251	8,457
Operating earnings before provision for income tax	288	296	277	298	312	517	610
Provision for income tax expense (benefit)	103	110	103	104	109	190	213
Operating earnings	185	186	174	194	203	327	397
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$185	$186	$174	$194	$203	$327	$397

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$185	$186	$174	$194	$203	$327	$397
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	14	(7)	6	(3)	(26)	3
Net derivative gains (losses)	182	3	(340)	(34)	26	351	(8)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(27)	(29)	(27)	(21)	(17)	(55)	(38)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	4	131	17	(2)	(89)	15
Income (loss) from continuing operations, net of income tax	295	178	(69)	162	207	508	369
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	295	178	(69)	162	207	508	369
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	295	178	(69)	162	207	508	369
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$295	$178	$(69)	$162	$207	$508	$369

Total Operating Premiums, Fees and Other Revenues	$4,099	$4,050	$4,033	$4,300	$4,202	$8,213	$8,502

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$516	$1,317	$770	$346	$1,115	$861	$1,461
Universal life and investment-type product policy fees	51	51	52	61	51	116	112
Net investment income	1,252	1,249	1,287	1,285	1,254	2,416	2,539
Other revenues	72	73	73	72	72	142	144
Total operating revenues	1,891	2,690	2,182	1,764	2,492	3,535	4,256

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,094	1,830	1,302	903	1,643	1,963	2,546
Interest credited to policyholder account balances	289	287	301	317	325	577	642
Capitalization of DAC	(1)	(5)	(6)	(2)	(8)	(1)	(10)
Amortization of DAC and VOBA	4	4	5	5	4	9	9
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	3	4	5
Other operating expenses	104	100	120	110	114	214	224
Total operating expenses	1,492	2,218	1,724	1,335	2,081	2,766	3,416
Operating earnings before provision for income tax	399	472	458	429	411	769	840
Provision for income tax expense (benefit)	139	164	159	149	143	267	292
Operating earnings	260	308	299	280	268	502	548
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$260	$308	$299	$280	$268	$502	$548

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$260	$308	$299	$280	$268	$502	$548
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	64	27	(9)	(38)	4	(23)	(34)
Net derivative gains (losses)	147	(21)	(124)	(111)	104	185	(7)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(33)	(44)	(45)	(45)	(34)	(64)	(79)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(6)	(1)	12	(1)	(2)	(13)	(3)
Interest credited to policyholder account balances	1	1	1	1	1	1	2
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(61)	13	58	68	(26)	(30)	42
Income (loss) from continuing operations, net of income tax	372	283	192	154	315	558	469
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	372	283	192	154	315	558	469
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	372	283	192	154	315	558	469
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$372	$283	$192	$154	$315	$558	$469

Total Operating Premiums, Fees and Other Revenues	$639	$1,441	$895	$479	$1,238	$1,119	$1,717

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$868	$879	$882	$868	$882	$1,733	$1,750
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	32	32	28	42	41	54	83
Other revenues	6	3	5	7	5	21	12
Total operating revenues	906	914	915	917	928	1,808	1,845

Operating expenses
Policyholder benefits and claims and policyholder dividends	701	611	642	662	675	1,353	1,337
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(107)	(108)	(98)	(89)	(101)	(205)	(190)
Amortization of DAC and VOBA	103	103	104	99	100	207	199
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	230	236	218	217	228	458	445
Total operating expenses	927	842	866	889	902	1,813	1,791
Operating earnings before provision for income tax	(21)	72	49	28	26	(5)	54
Provision for income tax expense (benefit)	(19)	14	6	(1)	(2)	(25)	(3)
Operating earnings	(2)	58	43	29	28	20	57
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$(2)	$58	$43	$29	$28	$20	$57

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(2)	$58	$43	$29	$28	$20	$57
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:						-
Net investment gains (losses)	2	3	(3)	6	(1)	18	5
Net derivative gains (losses)	(1)	(2)	5	(3)	(2)	(4)	(5)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	-	(1)	(1)	1	(5)	-
Income (loss) from continuing operations, net of income tax	(2)	59	44	31	26	29	57
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(2)	59	44	31	26	29	57
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(2)	59	44	31	26	29	57
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(2)	$59	$44	$31	$26	$29	$57

Total Operating Premiums, Fees and Other Revenues	$874	$882	$887	$875	$887	$1,754	$1,762

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$18,741	$18,796	$18,902	$18,909	$18,982
Premiums and deposits	4,611	4,665	4,480	4,819	4,698
Surrenders and withdrawals	(600)	(630)	(581)	(605)	(658)
Benefit payments	(3,512)	(3,500)	(3,430)	(3,719)	(3,627)

Net Flows	499	535	469	495	413
Net transfers from (to) separate account	-	4	-	(1)	-
Interest	131	132	130	131	131
Policy charges	(146)	(146)	(147)	(150)	(151)
Other	(429)	(419)	(445)	(402)	(421)

Balance, end of period	$18,796	$18,902	$18,909	$18,982	$18,954

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$625	$628	$749	$761	$810
Premiums and deposits	55	153	59	63	60
Surrenders and withdrawals	(12)	(13)	(11)	(17)	(11)
Benefit payments	(1)	-	(1)	(1)	(1)

Net Flows	42	140	47	45	48
Investment performance	12	35	14	47	31
Net transfers from (to) general account	-	(4)	-	1	-
Policy charges	(48)	(50)	(49)	(51)	(51)
Other	(3)	-	-	7	(2)

Balance, end of period	$628	$749	$761	$810	$836

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$331	$326	$341	$311	$309
Pension and post-retirement benefit costs	16	11	13	17	15
Premium taxes, other taxes, and licenses & fees	73	77	76	52	56
Total fixed operating expenses	$420	$414	$430	$380	$380
Commissions and other variable expenses	164	162	166	202	192
Total other operating expenses	$584	$576	$596	$582	$572

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Group Life (1)
Operating premiums, fees and other revenues	$1,586	$1,592	$1,574	$1,690	$1,663
Mortality ratio	85.5%	89.3%	88.2%	86.9%	87.3%
Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,676	$1,663	$1,687	$1,776	$1,664
Interest adjusted benefit ratio (3)	78.9%	76.9%	76.2%	79.9%	76.9%

(1)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(2)          Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$98,304	$99,421	$102,036	$101,567	$102,599
Premiums and deposits	14,503	18,071	18,705	15,875	19,471
Surrenders and withdrawals	(14,198)	(15,813)	(16,134)	(14,943)	(19,539)
Benefit payments	(771)	(806)	(789)	(812)	(812)

Net Flows	(466)	1,452	1,782	120	(880)
Net transfers from (to) separate account	-	(1)	-	4	17
Interest	830	830	845	856	853
Policy charges	(31)	(32)	(4)	(36)	(31)
Other	784	366	(3,092)	88	859

Balance, end of period	$99,421	$102,036	$101,567	$102,599	$103,417

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$81,887	$85,271	$85,929	$85,189	$85,983
Premiums and deposits	1,513	1,876	1,683	1,115	1,065
Surrenders and withdrawals	(1,073)	(2,412)	(1,360)	(1,878)	(1,631)
Benefit payments	(18)	(23)	(12)	(17)	(11)

Net Flows	422	(559)	311	(780)	(577)
Investment performance	1,712	825	(1,731)	1,084	1,354
Net transfers from (to) general account	-	1	-	(4)	(17)
Policy charges	(82)	(74)	(74)	(80)	(83)
Other	1,332	465	754	574	389

Balance, end of period	$85,271	$85,929	$85,189	$85,983	$87,049

U.S. RETIREMENT AND INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$61	$62	$74	$66	$63
Pension and post-retirement benefit costs	5	4	4	5	5
Premium taxes, other taxes, and licenses & fees	1	1	3	3	1
Total fixed operating expenses	$67	$67	$81	$74	$69
Commissions and other variable expenses	37	33	39	36	45
Total other operating expenses	$104	$100	$120	$110	$114

SPREAD
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Investment income yield excluding variable investment income	4.60%	4.59%	4.56%	4.49%	4.46%
Variable investment income yield	0.25%	0.25%	0.33%	0.37%	0.27%
Total investment income yield	4.85%	4.84%	4.89%	4.86%	4.73%
Average crediting rate	3.35%	3.38%	3.36%	3.32%	3.34%
Annualized general account spread	1.50%	1.46%	1.53%	1.54%	1.39%

Annualized general account spread excluding variable investment income yield	1.25%	1.21%	1.20%	1.17%	1.12%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$93	$88	$93	$108	$103
Pension and post-retirement benefit costs	9	8	8	7	8
Premium taxes, other taxes, and licenses & fees	25	24	22	21	25
Total fixed operating expenses	$127	$120	$123	$136	$136
Commissions and other variable expenses	103	116	95	81	92
Total other operating expenses	$230	$236	$218	$217	$228

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Net Written Premiums by Product
Auto	$577	$603	$563	$564	$592
Homeowners & Other	324	335	294	283	323
Total	$901	$938	$857	$847	$915
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$868	$879	$882	$868	$882
Loss and loss adjustment expense ratio	80.7%	69.5%	72.8%	76.2%	76.5%
Other expense ratio	26.0%	25.9%	25.2%	25.8%	25.6%
Total combined ratio	106.7%	95.4%	98.0%	102.0%	102.1%

Effect of catastrophe losses	16.7%	4.3%	3.2%	12.9%	14.4%
Combined ratio excluding catastrophes	90.0%	91.1%	94.8%	89.1%	87.7%
Prior year development	(0.8)%	(0.2)%	-%	(0.7)%	(0.5)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	90.8%	91.3%	94.8%	89.8%	88.2%
Auto
Net earned premium	$559	$567	$571	$563	$573
Loss and loss adjustment expense ratio	79.0%	74.3%	85.2%	72.4%	71.4%
Other expense ratio	25.9%	25.3%	25.0%	25.4%	25.1%
Total combined ratio	104.9%	99.6%	110.2%	97.8%	96.5%

Effect of catastrophe losses	3.8%	1.7%	1.1%	1.4%	2.8%
Combined ratio excluding catastrophes	101.1%	97.9%	109.1%	96.4%	93.7%
Prior year development	0.1%	(0.3)%	(0.1)%	(0.8)%	(0.5)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	101.0%	98.2%	109.2%	97.2%	94.2%
Homeowners & Other
Net earned premium	$309	$312	$311	$305	$309
Loss and loss adjustment expense ratio	83.7%	60.7%	50.0%	83.3%	85.9%
Other expense ratio	26.1%	26.9%	25.7%	26.7%	26.5%
Total combined ratio	109.8%	87.6%	75.7%	110.0%	112.4%

Effect of catastrophe losses	40.0%	8.9%	7.1%	34.1%	36.1%
Combined ratio excluding catastrophes	69.8%	78.7%	68.6%	75.9%	76.3%
Prior year development	(2.3)%	(0.1)%	0.1%	(0.5)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	72.1%	78.8%	68.5%	76.4%	76.9%
Catastrophe Losses Before Provision for Income Tax
Auto	$21	$10	$6	$8	$16
Homeowners & Other	124	27	22	104	111
Total	$145	$37	$28	$112	$127
(1) This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$1,681	$1,822	$1,741	$1,708	$1,659	$3,339	$3,367
Universal life and investment-type product policy fees	370	394	373	366	375	720	741
Net investment income	678	707	704	702	729	1,296	1,431
Other revenues	16	12	16	10	11	33	21
Total operating revenues	2,745	2,935	2,834	2,786	2,774	5,388	5,560

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,324	1,363	1,268	1,315	1,247	2,560	2,562
Interest credited to policyholder account balances	324	331	324	321	333	643	654
Capitalization of DAC	(426)	(440)	(417)	(420)	(428)	(811)	(848)
Amortization of DAC and VOBA	304	331	303	291	290	590	581
Amortization of negative VOBA	(57)	(46)	(41)	(37)	(30)	(121)	(67)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	877	930	928	875	895	1,728	1,770
Total operating expenses	2,346	2,469	2,365	2,345	2,307	4,589	4,652
Operating earnings before provision for income tax	399	466	469	441	467	799	908
Provision for income tax expense (benefit)	140	142	115	146	157	235	303
Operating earnings	259	324	354	295	310	564	605
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$259	$324	$354	$295	$310	$564	$605

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$259	$324	$354	$295	$310	$564	$605
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	140	66	(241)	117	(19)	363	98
Net derivative gains (losses)	606	(68)	(996)	177	(128)	1,017	49
Premiums	-	-	-	-	-	426	-
Universal life and investment-type product policy fees	7	(4)	3	1	10	99	11
Net investment income	(134)	64	209	16	102	(173)	118
Other revenues	3	7	(2)	6	5	3	11
Policyholder benefits and claims and policyholder dividends	(7)	(8)	(10)	(5)	(5)	(329)	(10)
Interest credited to policyholder account balances	114	(57)	(205)	(20)	(108)	192	(128)
Capitalization of DAC	-	-	-	-	-	105	-
Amortization of DAC and VOBA	(12)	10	-	(1)	(10)	(124)	(11)
Amortization of negative VOBA	6	5	4	3	3	38	6
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(7)	(7)	(20)	(4)	(9)	(200)	(13)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(204)	29	305	(105)	53	(347)	(52)
Income (loss) from continuing operations, net of income tax	771	361	(599)	480	204	1,634	684
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	771	361	(599)	480	204	1,634	684
Less: Net income (loss) attributable to noncontrolling interests	1	1	-	-	1	1	1
Net income (loss) attributable to MetLife, Inc.	770	360	(599)	480	203	1,633	683
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$770	$360	$(599)	$480	$203	$1,633	$683

Total Operating Premiums, Fees and Other Revenues	$2,067	$2,228	$2,130	$2,084	$2,045	$4,092	$4,129

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Total operating premiums, fees and other revenues	$2,067	$2,228	$2,130	$2,084	$2,045

Total operating premiums, fees and other revenues on a constant currency basis	$2,033	$2,094	$2,114	$2,121	$2,045
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (1), (2)	149	160	183	189	184
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,182	$2,254	$2,297	$2,310	$2,229

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$309	$327	$356	$298	$315
Pension and post-retirement benefit costs	19	19	19	19	20
Premium taxes, other taxes, and licenses & fees	39	37	5	31	42
Total fixed operating expenses	$367	$383	$380	$348	$377
Commissions and other variable expenses	510	547	548	527	518
Total other operating expenses	$877	$930	$928	$875	$895
Total other operating expenses, net of capitalization of DAC	$451	$490	$511	$455	$467

Total other operating expenses on a constant currency basis	$863	$876	$923	$889	$895
Add: Operating joint ventures other operating expenses on a constant currency basis (1), (2)	61	68	69	78	76
Total other operating expenses including operating joint ventures on a constant currency basis	$924	$944	$992	$967	$971
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$482	$506	$549	$506	$511

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Japan:
Life	$162	$178	$188	$186	$157
Accident & Health	87	78	90	89	79
Annuities	87	86	70	99	84
Other	4	4	2	3	3
Total Japan	340	346	350	377	323
Other Asia	219	194	253	329	213
Total sales	$559	$540	$603	$706	$536

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Operating earnings available to common shareholders	$259	$324	$354	$295	$310
Operating earnings available to common shareholders on a constant currency basis	$256	$313	$352	$297	$310

(1)    Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(2)    Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$631	$653	$644	$647	$645	$1,232	$1,292
Universal life and investment-type product policy fees	269	227	261	260	275	537	535
Net investment income	243	311	275	303	289	498	592
Other revenues	8	11	8	9	8	15	17
Total operating revenues	1,151	1,202	1,188	1,219	1,217	2,282	2,436

Operating expenses
Policyholder benefits and claims and policyholder dividends	583	681	629	633	596	1,133	1,229
Interest credited to policyholder account balances	84	85	79	82	94	164	176
Capitalization of DAC	(80)	(83)	(85)	(82)	(88)	(153)	(170)
Amortization of DAC and VOBA	66	(2)	57	78	68	129	146
Amortization of negative VOBA	-	(1)	-	-	-	-	-
Interest expense on debt	-	1	1	1	2	-	3
Other operating expenses	323	335	368	326	357	633	683
Total operating expenses	976	1,016	1,049	1,038	1,029	1,906	2,067
Operating earnings before provision for income tax	175	186	139	181	188	376	369
Provision for income tax expense (benefit)	38	53	17	38	34	88	72
Operating earnings	137	133	122	143	154	288	297
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$137	$133	$122	$143	$154	$288	$297

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$137	$133	$122	$143	$154	$288	$297
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	18	12	85	12	2	(4)	14
Net derivative gains (losses)	(28)	(9)	(44)	136	(9)	56	127
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	4	17	11	31	-	20	31
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(41)	21	150	(20)	(51)	(85)	(71)
Interest credited to policyholder account balances	(19)	(24)	(17)	(43)	(12)	(44)	(55)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	2	3	2	3	2	4	5
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	14	(5)	(57)	(31)	11	(6)	(20)
Income (loss) from continuing operations, net of income tax	87	148	252	231	97	229	328
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	87	148	252	231	97	229	328
Less: Net income (loss) attributable to noncontrolling interests	2	2	1	2	2	3	4
Net income (loss) attributable to MetLife, Inc.	85	146	251	229	95	226	324
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$85	$146	$251	$229	$95	$226	$324

Total Operating Premiums, Fees and Other Revenues	$908	$891	$913	$916	$928	$1,784	$1,844

LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$119	$127	$163	$127	$148
Pension and post-retirement benefit costs	-	-	1	-	1
Premium taxes, other taxes, and licenses & fees	18	16	16	15	15
Total fixed operating expenses	$137	$143	$180	$142	$164
Commissions and other variable expenses	186	192	188	184	193
Total other operating expenses	$323	$335	$368	$326	$357
Total other operating expenses, net of capitalization of DAC	$243	$252	$283	$244	$269
Total other operating expenses on a constant currency basis	$324	$336	$379	$334	$357
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$244	$253	$291	$249	$269

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Mexico	$176	$80	$102	$115	$94
Chile	65	65	68	65	63
All other	60	67	76	55	61
Total sales	$301	$212	$246	$235	$218

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Operating premiums, fees and other revenues	$908	$891	$913	$916	$928
Operating earnings available to common shareholders	$137	$133	$122	$143	$154

Operating premiums, fees and other revenues on a constant currency basis	$909	$892	$946	$950	$928
Operating earnings available to common shareholders on a constant currency basis	$135	$134	$126	$150	$154

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$519	$500	$508	$502	$505	$1,019	$1,007
Universal life and investment-type product policy fees	95	104	97	95	92	190	187
Net investment income	83	81	74	74	78	163	152
Other revenues	19	17	17	17	28	39	45
Total operating revenues	716	702	696	688	703	1,411	1,391

Operating expenses
Policyholder benefits and claims and policyholder dividends	283	257	266	269	270	544	539
Interest credited to policyholder account balances	30	28	25	24	25	59	49
Capitalization of DAC	(106)	(103)	(93)	(92)	(100)	(207)	(192)
Amortization of DAC and VOBA	103	106	97	87	95	205	182
Amortization of negative VOBA	(4)	(3)	(3)	(3)	(5)	(7)	(8)
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	336	332	322	316	332	669	648
Total operating expenses	642	617	614	601	617	1,263	1,218
Operating earnings before provision for income tax	74	85	82	87	86	148	173
Provision for income tax expense (benefit)	10	11	10	12	14	21	26
Operating earnings	64	74	72	75	72	127	147
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$64	$74	$72	$75	$72	$127	$147

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$64	$74	$72	$75	$72	$127	$147
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	16	24	(6)	2	2	24	4
Net derivative gains (losses)	3	25	(3)	13	5	2	18
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	7	5	6	7	5	13	12
Net investment income	300	436	93	349	96	382	445
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	28	10	(58)	(9)	(17)	37	(26)
Interest credited to policyholder account balances	(281)	(424)	(96)	(339)	(93)	(358)	(432)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(1)	-	1	-	1	(1)	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(5)	(1)	(5)	(3)	(4)	(7)	(7)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(35)	(34)	22	(14)	-	(49)	(14)
Income (loss) from continuing operations, net of income tax	96	115	26	81	67	170	148
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	96	115	26	81	67	170	148
Less: Net income (loss) attributable to noncontrolling interests	1	1	-	1	-	2	1
Net income (loss) attributable to MetLife, Inc.	95	114	26	80	67	168	147
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$95	$114	$26	$80	$67	$168	$147

Total Operating Premiums, Fees and Other Revenues	$633	$621	$622	$614	$625	$1,248	$1,239

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$149	$150	$153	$142	$140
Pension and post-retirement benefit costs	1	2	2	1	2
Premium taxes, other taxes, and licenses & fees	4	4	6	6	7
Total fixed operating expenses	$154	$156	$161	$149	$149
Commissions and other variable expenses	182	176	161	167	183
Total other operating expenses	$336	$332	$322	$316	$332
Total other operating expenses, net of capitalization of DAC	$230	$229	$229	$224	$232
Total other operating expenses on a constant currency basis	$324	$323	$325	$323	$332
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$221	$222	$231	$229	$232

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Operating premiums, fees and other revenues	$633	$621	$622	$614	$625
Operating earnings available to common shareholders	$64	$74	$72	$75	$72

Operating premiums, fees and other revenues on a constant currency basis	$607	$602	$627	$628	$625
Operating earnings available to common shareholders on a constant currency basis	$58	$70	$72	$78	$72
Total sales on a constant currency basis	$253	$228	$228	$262	$240

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$1,122	$1,093	$1,194	$1,059	$1,022	$2,219	$2,081
Universal life and investment-type product policy fees	361	357	363	362	345	716	707
Net investment income	1,477	1,537	1,455	1,441	1,401	2,952	2,842
Other revenues	203	105	69	96	37	407	133
Total operating revenues	3,163	3,092	3,081	2,958	2,805	6,294	5,763

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,927	1,853	1,931	1,736	1,720	3,750	3,456
Interest credited to policyholder account balances	261	261	262	257	255	519	512
Capitalization of DAC	(96)	(44)	(41)	(34)	(23)	(196)	(57)
Amortization of DAC and VOBA	269	219	100	74	139	417	213
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	14	15	14	15	5	28	20
Other operating expenses	864	401	531	340	370	1,460	710
Total operating expenses	3,239	2,705	2,797	2,388	2,466	5,978	4,854
Operating earnings before provision for income tax	(76)	387	284	570	339	316	909
Provision for income tax expense (benefit)	(43)	121	85	185	104	82	289
Operating earnings	(33)	266	199	385	235	234	620
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$(33)	$266	$199	$385	$235	$234	$620

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(33)	$266	$199	$385	$235	$234	$620
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	251	5	61	4	3	137	7
Net derivative gains (losses)	23	(469)	(909)	(18)	(266)	437	(284)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	24	23	23	24	25	46	49
Net investment income	(64)	(68)	(66)	(57)	(48)	(140)	(105)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(43)	(71)	(50)	(65)	(50)	(45)	(115)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	116	93	20	15	44	199	59
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	-	(13)	(1)	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(107)	174	323	34	102	(221)	136
Income (loss) from continuing operations, net of income tax	167	(60)	(400)	322	45	647	367
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	167	(60)	(400)	322	45	647	367
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	167	(60)	(400)	322	45	647	367
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$167	$(60)	$(400)	$322	$45	$647	$367

Total Operating Premiums, Fees and Other Revenues	$1,686	$1,555	$1,626	$1,517	$1,404	$3,342	$2,921

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$79,954	$80,704	$80,968	$80,743	$81,077
Premiums and deposits (2), (3)	1,450	1,412	1,483	1,405	1,308
Surrenders and withdrawals	(590)	(630)	(590)	(618)	(611)
Benefit payments	(725)	(713)	(712)	(763)	(659)

Net Flows	135	69	181	24	38
Net transfers from (to) separate account	21	16	12	25	9
Interest	794	799	799	812	815
Policy charges	(202)	(200)	(242)	(201)	(200)
Other	2	(420)	(975)	(326)	(612)

Balance, end of period	$80,704	$80,968	$80,743	$81,077	$81,127

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$22,135	$23,239	$23,100	$22,264	$21,522
Premiums and deposits (2), (3)	368	230	239	202	135
Surrenders and withdrawals	(316)	(356)	(417)	(358)	(375)
Benefit payments	(208)	(192)	(175)	(199)	(178)

Net Flows	(156)	(318)	(353)	(355)	(418)
Net transfers from (to) separate account	47	86	34	10	39
Interest	167	166	165	160	159
Policy charges	(5)	(5)	(5)	(5)	(5)
Other	1,051	(68)	(677)	(552)	32

Balance, end of period	$23,239	$23,100	$22,264	$21,522	$21,329

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$5,029	$5,070	$5,210	$5,200	$5,415
Premiums and deposits (3)	80	75	73	76	73
Surrenders and withdrawals	(57)	(56)	(52)	(61)	(63)
Benefit payments	(7)	(28)	(5)	(7)	(7)

Net Flows	16	(9)	16	8	3
Investment performance	119	221	74	306	201
Net transfers from (to) general account	(21)	(16)	(12)	(25)	(9)
Policy charges	(72)	(71)	(72)	(72)	(71)
Other	(1)	15	(16)	(2)	(2)

Balance, end of period	$5,070	$5,210	$5,200	$5,415	$5,537

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Balance, beginning of period	$43,404	$43,843	$44,560	$43,623	$44,667
Premiums and deposits (3)	537	231	187	175	168
Surrenders and withdrawals	(735)	(740)	(813)	(903)	(977)
Benefit payments	(89)	(91)	(88)	(90)	(92)

Net Flows	(287)	(600)	(714)	(818)	(901)
Investment performance	996	1,636	36	2,090	1,410
Net transfers from (to) general account	(47)	(86)	(34)	(10)	(39)
Policy charges	(223)	(232)	(224)	(219)	(230)
Other	-	(1)	(1)	1	-

Balance, end of period	$43,843	$44,560	$43,623	$44,667	$44,907

(1)          Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company -sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Direct and allocated expenses	$221	$211	$199	$175	$199
Pension and post-retirement benefit costs	40	25	28	25	22
Premium taxes, other taxes, and licenses & fees	23	21	25	22	14
Total fixed operating expenses	$284	$257	$252	$222	$235
Commissions and other variable expenses	580	144	279	118	135
Total other operating expenses	$864	$401	$531	$340	$370

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Investment income yield excluding variable investment income	6.16%	6.15%	5.93%	5.89%	5.62%
Variable investment income yield	0.59%	0.35%	0.19%	0.24%	0.23%
Total investment income yield	6.75%	6.50%	6.12%	6.13%	5.85%
Average crediting rate	4.57%	4.55%	4.55%	4.62%	4.56%
Annualized general account spread	2.18%	1.95%	1.57%	1.51%	1.29%

Annualized general account spread excluding variable investment income yield	1.59%	1.60%	1.38%	1.27%	1.06%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Investment income yield excluding variable investment income	5.18%	5.18%	5.05%	5.03%	4.91%
Variable investment income yield	0.36%	0.38%	0.31%	0.29%	0.26%
Total investment income yield	5.54%	5.56%	5.36%	5.32%	5.17%
Average crediting rate	3.21%	3.16%	3.17%	3.16%	3.14%
Annualized general account spread	2.33%	2.40%	2.19%	2.16%	2.03%

Annualized general account spread excluding variable investment income yield	1.97%	2.02%	1.88%	1.87%	1.77%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Life (1)
Operating premiums, fees and other revenues	$1,033	$1,029	$1,150	$1,002	$946
Interest adjusted benefit ratio (2)	64.2%	60.4%	63.5%	48.6%	51.1%

Lapse Ratio (3)
Traditional life	4.3%	4.4%	4.5%	4.5%	4.6%
Variable & universal life	4.4%	4.6%	4.5%	4.5%	4.5%
Fixed annuity	7.6%	8.0%	8.0%	7.2%	7.3%
Variable annuity	6.2%	6.3%	6.6%	7.1%	7.6%

(1)          Represents traditional life and variable & universal life, components of Life & Other.

(2)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$13	$40	$(11)	$37	$10	$11	$47
Universal life and investment-type product policy fees	(31)	(31)	(32)	(31)	(32)	(56)	(63)
Net investment income	(35)	(7)	(25)	5	21	(30)	26
Other revenues	(301)	(28)	(137)	(42)	(68)	(352)	(110)
Total operating revenues	(354)	(26)	(205)	(31)	(69)	(427)	(100)

Operating expenses
Policyholder benefits and claims and policyholder dividends	(10)	10	3	9	(15)	(36)	(6)
Interest credited to policyholder account balances	1	-	-	-	-	5	-
Capitalization of DAC	(3)	1	(1)	(1)	(3)	(7)	(4)
Amortization of DAC and VOBA	3	2	1	1	2	5	3
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	254	241	243	246	257	518	503
Other operating expenses	(214)	(3)	(29)	90	61	(160)	151
Total operating expenses	31	251	217	345	302	325	647
Operating earnings before provision for income tax	(385)	(277)	(422)	(376)	(371)	(752)	(747)
Provision for income tax expense (benefit)	(188)	(287)	(289)	(283)	(271)	(371)	(554)
Operating earnings	(197)	10	(133)	(93)	(100)	(381)	(193)
Preferred stock dividends	46	6	45	6	46	52	52
Operating earnings available to common shareholders	$(243)	$4	$(178)	$(99)	$(146)	$(433)	$(245)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(197)	$10	$(133)	$(93)	$(100)	$(381)	$(193)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(249)	81	(185)	(45)	116	(167)	71
Net derivative gains (losses)	(58)	(9)	136	(121)	(88)	(128)	(209)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	3	1	3	2	17	5
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other operating expenses	(122)	(29)	(66)	(86)	(332)	(154)	(418)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	137	(33)	9	112	96	175	208
Income (loss) from continuing operations, net of income tax	(467)	23	(238)	(230)	(306)	(638)	(536)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(467)	23	(238)	(230)	(306)	(638)	(536)
Less: Net income (loss) attributable to noncontrolling interests	-	(8)	1	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(467)	31	(239)	(230)	(306)	(638)	(536)
Less: Preferred stock dividends	46	6	45	6	46	52	52
Net income (loss) available to MetLife, Inc.’s common shareholders	$(513)	$25	$(284)	$(236)	$(352)	$(690)	$(588)

Total Operating Premiums, Fees and Other Revenues	$(319)	$(19)	$(180)	$(36)	$(90)	$(397)	$(126)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Other business activities	$(3)	$6	$-	$5	$5	$(11)	$10
Other net investment income	(23)	2	(16)	3	14	(19)	17
Interest expense on debt	(166)	(157)	(158)	(160)	(167)	(337)	(327)
Preferred stock dividends	(46)	(6)	(45)	(6)	(46)	(52)	(52)
Corporate initiatives and projects	(32)	(23)	(49)	(32)	(67)	(57)	(99)
Incremental tax benefit (expense)	53	190	141	151	142	107	293
Other	(26)	(8)	(51)	(60)	(27)	(64)	(87)
Operating earnings available to common shareholders	$(243)	$4	$(178)	$(99)	$(146)	$(433)	$(245)

BRIGHTHOUSE FINANCIAL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Operating revenues
Premiums	$280	$347	$202	$177	$217	$673	$394
Universal life and investment-type product policy fees	861	903	869	884	885	1,719	1,769
Net investment income	870	941	879	858	791	1,683	1,649
Other revenues	346	50	253	74	162	432	236
Total operating revenues	2,357	2,241	2,203	1,993	2,055	4,507	4,048

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,008	814	675	631	654	1,711	1,285
Interest credited to policyholder account balances	291	288	294	275	283	580	558
Capitalization of DAC	(83)	(70)	(78)	(67)	(63)	(185)	(130)
Amortization of DAC and VOBA	152	509	250	200	136	314	336
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	32	32	32	32	26	64	58
Other operating expenses	555	560	599	612	647	1,179	1,259
Total operating expenses	1,955	2,133	1,772	1,683	1,683	3,663	3,366
Operating earnings before provision for income tax	402	108	431	310	372	844	682
Provision for income tax expense (benefit)	105	40	101	66	89	220	155
Operating earnings	297	68	330	244	283	624	527
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$297	$68	$330	$244	$283	$624	$527

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$297	$68	$330	$244	$283	$624	$527
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	20	25	(62)	(56)	-	(41)	(56)
Net derivative gains (losses)	(2,973)	(501)	(2,670)	(965)	(79)	(2,680)	(1,044)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	75	73	71	69	71	148	140
Net investment income	(62)	(75)	(92)	(75)	(26)	(128)	(101)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(144)	(246)	(226)	(248)	(147)	(178)	(395)
Interest credited to policyholder account balances	(1)	(1)	-	(1)	(1)	(2)	(2)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	791	162	397	298	105	706	403
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(3)	(1)	1	-	(1)	(3)	(1)
Other operating expenses	(10)	(23)	(39)	(16)	-	(40)	(16)
Goodwill impairment	-	(260)	-	-	-	-	-
Provision for income tax (expense) benefit	805	245	996	348	27	774	375
Income (loss) from continuing operations, net of income tax	(1,205)	(534)	(1,294)	(402)	232	(820)	(170)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(1,205)	(534)	(1,294)	(402)	232	(820)	(170)
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(1,205)	(534)	(1,294)	(402)	232	(820)	(170)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,205)	$(534)	$(1,294)	$(402)	$232	$(820)	$(170)

Total Operating Premiums, Fees and Other Revenues	$1,487	$1,300	$1,324	$1,135	$1,264	$2,824	$2,399

(1)	Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Fixed Maturity Securities
Yield (1)	4.40%	4.38%	4.34%	4.35%	4.29%
Investment income (2), (3), (4)	$3,539	$3,573	$3,477	$3,414	$3,402
Investment gains (losses) (3)	151	162	(307)	(40)	43
Ending carrying value (2), (3)	388,156	391,163	351,500	356,177	364,735
Mortgage Loans
Yield (1)	4.94%	4.60%	4.37%	4.48%	4.52%
Investment income (3), (4)	851	806	794	845	869
Investment gains (losses) (3)	(98)	(31)	(31)	(15)	(16)
Ending carrying value (3)	69,240	71,013	74,409	76,412	77,449
Real Estate and Real Estate Joint Ventures
Yield (1)	2.84%	5.68%	3.70%	3.68%	3.94%
Investment income (3)	63	130	84	85	93
Investment gains (losses) (3)	45	(14)	115	(1)	271
Ending carrying value	9,063	9,186	9,041	9,464	9,484
Policy Loans
Yield (1)	5.24%	5.28%	5.21%	5.23%	5.28%
Investment income	147	148	145	145	146
Ending carrying value	11,240	11,177	11,028	11,115	11,072
Equity Securities
Yield (1)	4.55%	4.94%	5.05%	4.92%	4.74%
Investment income	33	35	35	34	35
Investment gains (losses)	(3)	8	(8)	35	2
Ending carrying value	3,333	3,289	3,194	3,377	3,415
Other Limited Partnership Interests
Yield (1)	6.86%	15.19%	12.38%	17.52%	14.23%
Investment income	120	263	212	297	243
Investment gains (losses)	(14)	(9)	(21)	(17)	(12)
Ending carrying value	6,982	6,878	6,778	6,762	6,874
Cash and Short-term Investments
Yield (1)	1.23%	1.01%	0.93%	1.07%	1.27%
Investment income	31	27	30	37	39
Investment gains (losses)	6	(9)	3	2	1
Ending carrying value	26,905	27,538	25,686	27,378	24,496
Other Invested Assets (1)
Investment income	247	327	324	295	204
Investment gains (losses) (3)	(63)	(10)	3	(61)	(70)
Ending carrying value	31,834	30,278	23,185	19,724	19,596
Total Investments
Investment income yield (1)	4.61%	4.78%	4.61%	4.70%	4.55%
Investment fees and expenses yield	(0.14)%	(0.13)%	(0.13)%	(0.14)%	(0.13)%
Net Investment Income Yield (1), (3)	4.47%	4.65%	4.48%	4.56%	4.42%
Investment income	$5,031	$5,309	$5,101	$5,152	$5,031
Investment fees and expenses	(150)	(149)	(148)	(157)	(147)
Net investment income including Divested businesses and Lag elimination	4,881	5,160	4,953	4,995	4,884
Less: Net investment income from Divested businesses and Lag elimination	-	-	-	-	-
Net Investment Income, as reported on an operating basis (3)	$4,881	$5,160	$4,953	$4,995	$4,884
Ending Carrying Value (3)	$546,753	$550,522	$504,821	$510,409	$517,121
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$24	$97	$(246)	$(97)	$219
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	-	-
Investment Portfolio Gains (Losses) (3)	$24	$97	$(246)	$(97)	$219
Gross investment gains	$404	$350	$360	$252	$436
Gross investment losses	(158)	(177)	(533)	(312)	(112)
Writedowns	(222)	(76)	(73)	(37)	(105)
Investment Portfolio Gains (Losses) (3)	24	97	(246)	(97)	219
Investment portfolio gains (losses) income tax (expense) benefit	(12)	(6)	69	38	(69)
Investment Portfolio Gains (Losses), Net of Income Tax	$12	$91	$(177)	$(59)	$150

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(2,284)	$(1,270)	$(5,189)	$(1,134)	$(573)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	-	-
Derivative gains (losses) (3)	(2,284)	(1,270)	(5,189)	(1,134)	(573)
Derivative gains (losses) income tax (expense) benefit	830	436	1,767	420	188
Derivative Gains (Losses), Net of Income Tax	$(1,454)	$(834)	$(3,422)	$(714)	$(385)

(1)   Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)   Fixed maturity securities includes $648 million, $721 million, $611 million, $649 million and $651 million in ending carrying value, and $10 million, $25 million, ($4) million, $29 million and $16 million of investment income related to fair value option securities at or for the three months ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30,2017, respectively.

(3)   The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,657 million, $14,000 million, $13,304 million,$13,743 million and $14,104 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $9 million, $9 million, $8 million, $7 million and $7 million and mortgage loans of $159 million, $143 million, $136 million, $129 million and $123 million and cash and short-term investments of $0, $0, $1 million, $1 million and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$24	$97	$(246)	$(97)	$219
Operating joint venture adjustments	-	-	(1)	1	(1)
Net investment gains (losses) related to CSEs	(1)	(1)	-	-	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	243	161	(120)	104	(113)
Net investment gains (losses) - GAAP basis	$266	$257	$(367)	$8	$104

	For the Three Months Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(2,284)	$(1,270)	$(5,189)	$(1,134)	$(573)
Investment hedge adjustments	188	226	243	214	141
Settlement of foreign currency earnings hedges	(3)	(7)	2	(6)	(5)
PAB hedge adjustments	-	-	(1)	-	-
Net derivative gains (losses) - GAAP basis	$(2,099)	$(1,051)	$(4,945)	$(926)	$(437)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Fixed Maturity Securities
Yield (1)	4.41%	4.40%	4.39%	4.35%	4.32%
Investment income (2), (3), (4)	$7,167	$10,740	$14,217	$3,414	$6,816
Investment gains (losses) (3)	171	333	26	(40)	3
Ending carrying value (2), (3)	388,156	391,163	351,500	356,177	364,735
Mortgage Loans
Yield (1)	4.81%	4.74%	4.64%	4.48%	4.50%
Investment income (3), (4)	1,658	2,464	3,258	845	1,714
Investment gains (losses) (3)	(162)	(193)	(224)	(15)	(31)
Ending carrying value (3)	69,240	71,013	74,409	76,412	77,449
Real Estate and Real Estate Joint Ventures
Yield (1)	3.11%	3.99%	3.92%	3.68%	3.81%
Investment income (3)	139	269	353	85	178
Investment gains (losses) (3)	47	33	148	(1)	270
Ending carrying value	9,063	9,186	9,041	9,464	9,484
Policy Loans
Yield (1)	5.21%	5.24%	5.23%	5.23%	5.25%
Investment income	296	444	589	145	291
Ending carrying value	11,240	11,177	11,028	11,115	11,072
Equity Securities
Yield (1)	4.78%	4.83%	4.88%	4.92%	4.83%
Investment income	70	105	140	34	69
Investment gains (losses)	(48)	(40)	(48)	35	37
Ending carrying value	3,333	3,289	3,194	3,377	3,415
Other Limited Partnership Interests
Yield (1)	4.78%	8.21%	9.24%	17.52%	15.87%
Investment income	166	429	641	297	540
Investment gains (losses)	(41)	(50)	(71)	(17)	(29)
Ending carrying value	6,982	6,878	6,778	6,762	6,874
Cash and Short-term Investments
Yield (1)	1.10%	1.07%	1.03%	1.07%	1.17%
Investment income	56	83	113	37	76
Investment gains (losses)	(1)	(10)	(7)	2	3
Ending carrying value	26,905	27,538	25,686	27,378	24,496
Other Invested Assets (1)
Investment income	518	845	1,169	295	499
Investment gains (losses) (3)	(69)	(79)	(76)	(61)	(131)
Ending carrying value	31,834	30,278	23,185	19,724	19,596
Total Investments
Investment income yield (1)	4.58%	4.65%	4.64%	4.70%	4.62%
Investment fees and expenses yield	(0.15)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.43%	4.51%	4.50%	4.56%	4.48%
Investment income	$10,070	$15,379	$20,480	$5,152	$10,183
Investment fees and expenses	(317)	(466)	(614)	(157)	(304)
Net investment income including Divested businesses and Lag elimination	9,753	14,913	19,866	4,995	9,879
Less: Net investment income from Divested businesses and Lag elimination	166	166	166	-	-
Net Investment Income, as reported on an operating basis (3)	$9,587	$14,747	$19,700	$4,995	$9,879
Ending Carrying Value (3)	$546,753	$550,522	$504,821	$510,409	$517,121
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(103)	$(6)	$(252)	$(97)	$122
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	(3)	(3)	-	-
Investment Portfolio Gains (Losses) (3)	$(100)	$(3)	$(249)	$(97)	$122
Gross investment gains	$885	$1,235	$1,595	$252	$688
Gross investment losses	(541)	(718)	(1,251)	(312)	(424)
Writedowns	(444)	(520)	(593)	(37)	(142)
Investment Portfolio Gains (Losses) (3)	(100)	(3)	(249)	(97)	122
Investment portfolio gains (losses) income tax (expense) benefit	99	93	162	38	(31)
Investment Portfolio Gains (Losses), Net of Income Tax	$(1)	$90	$(87)	$(59)	$91

Derivative Gains (Losses) including Divested businesses and Lag elimination	$(1,175)	$(2,445)	$(7,634)	$(1,134)	$(1,707)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	149	149	-	-
Derivative gains (losses) (3)	(1,324)	(2,594)	(7,783)	(1,134)	(1,707)
Derivative gains (losses) income tax (expense) benefit	504	940	2,707	420	608
Derivative Gains (Losses), Net of Income Tax	$(820)	$(1,654)	$(5,076)	$(714)	$(1,099)

(1)   Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on Page A-7 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $648 million, $721 million, $611 million, $649 million and $651 million in ending carrying value, and $16 million, $41 million, $37 million, $29 million and $45 million of investment income related to fair value option securities at or for the year-to-date period ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $13,657 million, $14,000 million, $13,304 million, $13,743 million and $14,104 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $9 million, $9 million, $8 million, $7 million and $7 million, mortgage loans of $159 million, $143 million, $136 million, $129 million and $123 million and cash and short-term investments of $0, $0, $1 million, $1 million and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$(103)	$(6)	$(252)	$(97)	$122
Operating joint venture adjustments	(5)	(5)	(6)	1	-
Net investment gains (losses) related to certain CSEs	1	-	-	-	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	388	549	429	104	(9)
Net investment gains (losses) - GAAP basis	$281	$538	$171	$8	$112

	For the Year-to-Date Period Ended
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$(1,175)	$(2,445)	$(7,634)	$(1,134)	$(1,707)
Investment hedge adjustments	409	635	878	214	355
Settlement of foreign currency earnings hedges	1	(6)	(4)	(6)	(11)
PAB hedge adjustments	1	1	-	-	-
Net derivative gains (losses) - GAAP basis	$(764)	$(1,815)	$(6,760)	$(926)	$(1,363)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,599	77.0%	$2,239	79.8%	$4,052	82.9%	$3,713	87.7%	$2,615	92.7%
20% or more for less than six months	358	10.6%	245	8.7%	551	11.3%	339	8.0%	39	1.3%
20% or more for six months or greater	418	12.4%	321	11.5%	282	5.8%	182	4.3%	168	6.0%
Total Gross Unrealized Losses	$3,375	100.0%	$2,805	100.0%	$4,885	100.0%	$4,234	100.0%	$2,822	100.0%

Total Gross Unrealized Gains	$40,062		$39,334		$25,420		$25,777		$28,876

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$23	28.0%	$13	21.3%	$18	28.6%	$30	88.2%	$25	80.6%
20% or more for less than six months	9	11.0%	10	16.4%	10	15.9%	2	5.9%	6	19.4%
20% or more for six months or greater	50	61.0%	38	62.3%	35	55.5%	2	5.9%	-	- %
Total Gross Unrealized Losses	$82	100.0%	$61	100.0%	$63	100.0%	$34	100.0%	$31	100.0%

Total Gross Unrealized Gains	$501		$512		$513		$492		$463

(1)          MetLife’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$104,615	27.0%	$105,676	27.1%	$100,853	28.7%	$100,913	28.4%	$102,599	28.2%
Foreign government securities		62,261	16.1%	63,765	16.3%	57,138	16.3%	60,438	17.0%	61,108	16.8%
Foreign corporate securities		59,212	15.3%	60,419	15.5%	57,057	16.3%	58,465	16.4%	60,474	16.6%
U.S. government and agency securities		69,737	18.0%	69,785	17.9%	57,523	16.4%	56,880	16.0%	59,879	16.4%
Residential mortgage-backed securities		44,598	11.5%	45,309	11.6%	36,993	10.5%	37,604	10.6%	38,532	10.6%
State and political subdivision securities		17,410	4.5%	17,463	4.5%	16,176	4.6%	16,225	4.6%	16,254	4.5%
Asset-backed securities		16,518	4.2%	15,584	3.9%	13,877	4.0%	13,809	3.9%	14,135	3.9%
Commercial mortgage-backed securities		13,157	3.4%	12,441	3.2%	11,272	3.2%	11,194	3.1%	11,103	3.0%
Total Fixed Maturity Securities Available-For-Sale		$387,508	100.0%	$390,442	100.0%	$350,889	100.0%	$355,528	100.0%	$364,084	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$284,264	73.4%	$284,526	72.9%	$249,066	71.0%	$252,358	71.0%	$258,444	71.0%
2	Baa	81,120	20.9%	83,601	21.4%	81,097	23.1%	82,644	23.2%	85,328	23.4%
3	Ba	14,987	3.9%	15,040	3.9%	14,322	4.1%	14,236	4.0%	13,799	3.8%
4	B	5,865	1.5%	5,954	1.5%	5,494	1.6%	5,339	1.5%	5,636	1.6%
5	Caa and lower	1,157	0.3%	1,277	0.3%	904	0.2%	950	0.3%	876	0.2%
6	In or near default	115	- %	44	- %	6	- %	1	- %	1	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$387,508	100.0%	$390,442	100.0%	$350,889	100.0%	$355,528	100.0%	$364,084	100.0%

(1)          Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017

Commercial mortgage loans	$45,165		$45,801		$48,035		$49,101		$49,549
Agricultural mortgage loans	13,434		14,141		14,456		14,754		14,877
Residential mortgage loans	11,108		11,401		12,262		12,910		13,379
Total Mortgage Loans	69,707		71,343		74,753		76,765		77,805
Valuation allowances	(467)		(330)		(344)		(353)		(356)
Total Mortgage Loans, net	$69,240		$71,013		$74,409		$76,412		$77,449
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 30, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,183	22.5%	$9,661	21.1%	$11,254	23.4%	$11,707	23.8%	$11,622	23.5%
Middle Atlantic	8,291	18.4%	8,435	18.4%	8,708	18.1%	8,862	18.0%	9,279	18.7%
International	8,114	18.0%	8,169	17.8%	8,084	16.8%	8,260	16.8%	8,327	16.8%
South Atlantic	5,765	12.8%	6,031	13.2%	6,304	13.1%	6,211	12.6%	6,098	12.3%
West South Central	4,228	9.4%	4,303	9.4%	4,271	8.9%	4,254	8.7%	4,369	8.8%
East North Central	2,115	4.7%	2,303	5.0%	2,447	5.1%	2,691	5.5%	2,688	5.4%
Mountain	1,549	3.4%	1,548	3.4%	1,460	3.0%	1,459	3.0%	1,457	2.9%
New England	1,423	3.1%	1,417	3.1%	1,414	3.0%	1,408	2.9%	1,311	2.7%
East South Central	618	1.4%	633	1.4%	436	0.9%	547	1.1%	740	1.5%
West North Central	509	1.1%	506	1.1%	599	1.3%	581	1.2%	577	1.2%
Multi-Region and Other	2,370	5.2%	2,795	6.1%	3,058	6.4%	3,121	6.4%	3,081	6.2%
Total	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%	$49,101	100.0%	$49,549	100.0%

Office	$22,055	48.8%	$22,552	49.2%	$23,843	49.6%	$24,724	50.3%	$24,676	49.8%
Retail	11,109	24.6%	10,424	22.8%	10,619	22.1%	10,531	21.5%	10,654	21.5%
Apartment	5,872	13.0%	5,989	13.1%	5,870	12.2%	6,024	12.3%	6,349	12.8%
Hotel	4,048	9.0%	4,197	9.1%	4,367	9.1%	4,412	9.0%	4,429	8.9%
Industrial	2,008	4.4%	2,415	5.3%	2,998	6.3%	3,110	6.3%	3,051	6.2%
Other	73	0.2%	224	0.5%	338	0.7%	300	0.6%	390	0.8%
Total	$45,165	100.0%	$45,801	100.0%	$48,035	100.0%	$49,101	100.0%	$49,549	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017

Reconciliation to Operating Earnings
Income (loss) from continuing operations, net of income tax	$114	$573	$(2,086)	$829	$887	$2,317	$1,716
Less: adjustments from income (loss) from continuing operations, net of income tax, to operating earnings:
Net investment gains (losses)	266	257	(367)	8	104	281	112
Net derivative gains (losses)	(2,099)	(1,051)	(4,945)	(926)	(437)	(764)	(1,363)
Premiums - Divested businesses and Lag elimination	-	-	-	-	-	426	-
Universal life and investment-type product policy fees
Unearned revenue adjustments	9	(6)	-	-	10	34	10
GMIB fees	104	103	103	101	101	205	202
Divested businesses and Lag elimination	-	-	-	-	-	67	-
Net investment income
Investment hedge adjustments	(188)	(226)	(243)	(214)	(141)	(409)	(355)
Operating joint venture adjustments	-	-	1	(1)	1	5	-
Unit-linked contract income	191	529	327	416	214	94	630
Securitization entities income	3	1	(1)	-	1	3	1
Divested businesses and Lag elimination	-	-	-	-	-	166	-
Other revenues
Settlement of foreign currency earnings hedges	3	7	(2)	6	5	(1)	11
Divested businesses and Lag elimination	-	-	-	-	-	4	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation and pass through adjustments	(66)	21	198	(26)	(62)	(137)	(88)
GMIB costs	(137)	(304)	(371)	(316)	(204)	(143)	(520)
Market value adjustments	(10)	(12)	(10)	(6)	(6)	(27)	(12)
Divested businesses and Lag elimination	-	-	1	-	-	(306)	-
Interest credited to policyholder account balances
PAB hedge adjustments	-	-	1	-	-	(1)	-
Unit-linked contract costs	(186)	(505)	(318)	(402)	(213)	(109)	(615)
Divested businesses and Lag elimination	-	-	-	-	-	(101)	-
Capitalization of DAC - Divested businesses and Lag elimination	-	-	-	-	-	105	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	1,087	209	338	241	154	1,081	395
Related to GMIB fees and GMIB costs	(193)	56	80	71	(14)	(229)	57
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	-	-	-	-	-	(72)	-
Amortization of negative VOBA
Related to market value adjustments	6	5	4	3	3	16	6
Divested businesses and Lag elimination	-	-	-	-	-	22	-
Interest expense on debt
Securitization entities debt expense	(3)	(1)	1	-	(1)	(3)	(1)
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other operating expenses
Noncontrolling interest	4	(7)	4	4	3	9	7
Regulatory implementation costs	-	-	(1)	-	-	-	-
Acquisition, integration and other costs	(16)	(11)	(31)	(8)	(14)	(22)	(22)
Divested businesses and Lag elimination	(130)	(52)	(101)	(102)	(332)	(384)	(434)
Goodwill impairment	-	(260)	-	-	-	-	-
Provision for income tax (expense) benefit	499	393	1,786	428	262	202	690
Operating earnings	$970	$1,427	$1,460	$1,552	$1,453	$2,305	$3,005

(1)   For the year-to-date period ended June 30, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$(9)	$22	$-	$15	$-	$(95)	$15
Catastrophe experience and prior year development, net	(15)	16	-	(45)	-	(60)	(45)
Actuarial assumption review and other insurance adjustments	(462)	(319)	(58)	34	12	(462)	46
Litigation reserves & settlement costs	-	-	-	(44)	-	-	(44)
Expense initiative costs	-	-	(28)	(21)	(22)	-	(43)
Other expense-related items (2)	-	-	-	-	(58)	-	(58)
Tax adjustments	-	-	-	-	27	10	27
Total notable items	$(486)	$(281)	$(86)	$(61)	$(41)	$(607)	$(102)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$-	$1	$-	$22	$-	$(33)	$22
Catastrophe experience and prior year development, net	(15)	16	-	(45)	-	(60)	(45)
Actuarial assumption review and other insurance adjustments	(25)	-	-	-	-	(25)	-
Total notable items	$(40)	$17	$-	$(23)	$-	$(118)	$(23)

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$(2)	$12	$-	$3	$-	$(3)	$3
Total notable items	$(2)	$12	$-	$3	$-	$(3)	$3

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$2	$(11)	$-	$17	$-	$(23)	$17
Actuarial assumption review and other insurance adjustments	(25)	-	-	-	-	(25)	-
Total notable items	$(23)	$(11)	$-	$17	$-	$(48)	$17

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$-	$-	$-	$2	$-	$(7)	$2
Catastrophe experience and prior year development, net	(15)	16	-	(45)	-	(60)	(45)
Total notable items	$(15)	$16	$-	$(43)	$-	$(67)	$(43)

(1)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments and $22 million associated with costs related to the separation of Brighthouse Financial are included.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$(10)	$(11)	$-	$(3)	$-	$(30)	$(3)
Actuarial assumption review and other insurance adjustments	(44)	(14)	-	-	12	(44)	12
Tax adjustments	-	-	-	-	-	20	-
Total notable items	$(54)	$(25)	$-	$(3)	$12	$(54)	$9

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$(2)	$(1)	$-	$(1)	$-	$(5)	$(1)
Actuarial assumption review and other insurance adjustments	-	8	-	-	-	-	-
Tax adjustments	-	-	-	-	-	(10)	-
Total notable items	$(2)	$7	$-	$(1)	$-	$(15)	$(1)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Actuarial assumption review and other insurance adjustments	$-	$(16)	$-	$-	$-	$-	$-
Total notable items	$-	$(16)	$-	$-	$-	$-	$-

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$11	$22	$-	$1	$-	$3	$1
Actuarial assumption review and other insurance adjustments	(315)	(52)	(91)	76	(40)	(315)	36
Total notable items	$(304)	$(30)	$(91)	$77	$(40)	$(312)	$37

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$1	$(6)	$-	$(4)	$-	$(3)	$(4)
Litigation reserves & settlement costs	-	-	-	(44)	-	-	(44)
Expense initiative costs	-	-	(28)	(21)	(22)	-	(43)
Other expense-related items (2)	-	-	-	-	(36)	-	(36)
Tax adjustments	-	-	-	-	27	-	27
Total notable items	$1	$(6)	$(28)	$(69)	$(31)	$(3)	$(100)

BRIGHTHOUSE FINANCIAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	June 30, 2016	June 30, 2017
Variable investment income	$(9)	$17	$-	$-	$-	$(27)	$-
Actuarial assumption review and other insurance adjustments	(78)	(245)	33	(42)	40	(78)	(2)
Other expense-related items (2)	-	-	-	-	(22)	-	(22)
Total notable items	$(87)	$(228)	$33	$(42)	$18	$(105)	$(24)

(1)          These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan, such as 2017 expense initiative costs, to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments and $22 million associated with costs related to the separation of Brighthouse Financial are included.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Total MetLife, Inc.’s stockholders’ equity	$79,179	$78,286	$67,309	$67,929	$69,455
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	77,113	76,220	65,243	65,863	67,389
Less: Net unrealized investment gains (losses), net of income tax	20,635	19,657	12,631	13,189	15,038
Defined benefit plans adjustment, net of income tax	(1,983)	(2,121)	(1,972)	(1,951)	(1,923)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	58,461	58,684	54,584	54,625	54,274
Less: Goodwill, net of income tax	9,670	9,442	9,112	9,209	9,230
VODA and VOCRA, net of income tax	470	448	404	386	373
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$48,321	$48,794	$45,068	$45,030	$44,671

Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017

Book value per common share (1)	$70.18	$69.35	$59.56	$60.91	$63.37
Less: Net unrealized investment gains (losses), net of income tax	18.78	17.88	11.53	12.20	14.15
Defined benefit plans adjustment, net of income tax	(1.80)	(1.93)	(1.80)	(1.81)	(1.81)
Book value per common share, excluding AOCI other than FCTA (1)	53.20	53.40	49.83	50.52	51.03
Less: Goodwill, net of income tax	8.79	8.59	8.32	8.52	8.68
VODA and VOCRA, net of income tax	0.43	0.41	0.37	0.36	0.35
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$43.98	$44.40	$41.14	$41.64	$42.00

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	December 31, 2016

Return on MetLife, Inc.’s:
Common stockholders’ equity	0.3%	3.0%	(12.1)%	5.0%	5.0%	1.0%
Common stockholders’ equity, excluding AOCI other than FCTA	0.4%	3.9%	(15.1)%	6.0%	6.2%	1.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	0.6%	4.8%	(18.1)%	7.4%	7.6%	1.6%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	4.9%	7.4%	8.0%	9.4%	8.4%	7.1%
Common stockholders’ equity, excluding AOCI other than FCTA	6.3%	9.7%	10.0%	11.3%	10.3%	8.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	7.7%	11.8%	12.2%	13.8%	12.6%	10.8%

Average common stockholders’ equity	$75,411	$76,667	$70,732	$65,553	$66,626	$71,634
Average common stockholders’ equity, excluding AOCI other than FCTA	$58,512	$58,573	$56,634	$54,605	$54,450	$57,291
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$48,423	$48,558	$46,931	$45,049	$44,851	$47,412

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 of $12 million, $12 million, $11 million, $11 million and $11 million, respectively, and for the year ended December 31, 2016 of $47 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2), (3) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S.
GROUP BENEFITS	40.9%	24.7%	(9.6)%	23.0%	29.4%
RETIREMENT AND INCOME SOLUTIONS	21.8%	16.6%	11.3%	11.1%	22.8%
PROPERTY & CASUALTY	(0.7)%	20.9%	15.6%	6.7%	5.6%
TOTAL U.S.	24.6%	19.2%	6.2%	13.6%	21.5%
ASIA	27.9%	13.0%	(21.7)%	15.3%	6.5%
LATIN AMERICA	11.1%	19.0%	32.7%	31.2%	13.0%
EMEA	11.8%	14.1%	3.2%	10.0%	8.3%
METLIFE HOLDINGS	6.0%	(2.2)%	(14.4)%	11.5%	1.6%

RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S.	27.0%	21.1%	6.8%	15.8%	25.0%
ASIA	48.0%	22.5%	(37.2)%	24.4%	10.3%
LATIN AMERICA	17.6%	30.2%	51.9%	53.8%	22.3%
EMEA	20.2%	24.2%	6.0%	16.3%	13.7%
METLIFE HOLDINGS	6.5%	(2.1)%	(14.9)%	12.8%	1.9%

OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S.
GROUP BENEFITS	25.7%	25.8%	24.1%	27.6%	28.8%
RETIREMENT AND INCOME SOLUTIONS	15.3%	18.1%	17.6%	20.2%	19.4%
PROPERTY & CASUALTY	(0.7)%	20.5%	15.2%	6.2%	6.0%
TOTAL U.S.	16.4%	20.4%	19.1%	19.7%	19.5%
ASIA	9.4%	11.7%	12.8%	9.4%	9.9%
LATIN AMERICA	17.9%	17.3%	15.9%	19.5%	21.0%
EMEA	7.9%	9.2%	8.9%	9.3%	9.0%
METLIFE HOLDINGS	(1.2)%	9.6%	7.2%	13.7%	8.4%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S.	18.0%	22.4%	21.0%	22.9%	22.7%
ASIA	16.2%	20.2%	22.1%	15.0%	15.8%
LATIN AMERICA	28.3%	27.5%	25.2%	33.6%	36.2%
EMEA	13.8%	15.8%	15.6%	15.3%	14.7%
METLIFE HOLDINGS	(1.1)%	10.2%	7.7%	15.3%	9.4%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2016	2017	2016	2017
U.S.
GROUP BENEFITS		$2,884	$2,816
RETIREMENT AND INCOME SOLUTIONS		6,813	5,538
PROPERTY & CASUALTY		1,130	1,862
TOTAL U.S.		$10,827	$10,216	$9,855	$8,792
ASIA		$11,045	$12,587	$6,431	$7,898
LATIN AMERICA		$3,070	$2,933	$1,935	$1,704
EMEA		$3,226	$3,210	$1,919	$2,017
METLIFE HOLDINGS		$11,082	$11,247	$10,586	$10,179

(3)          Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations for the Brighthouse Financial segment are not presented in this QFS.

(4)          Net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity and operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-
EMEA	$2	$2	$3	$2	$2
METLIFE HOLDINGS	$5	$5	$5	$5	$4

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES, OTHER OPERATING EXPENSES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S. (1)	$5,612	$6,373	$5,815	$5,654	$6,327
ASIA	2,033	2,094	2,114	2,121	2,045
LATIN AMERICA	909	892	946	950	928
EMEA	607	602	627	628	625
METLIFE HOLDINGS (1)	1,686	1,555	1,626	1,517	1,404
CORPORATE & OTHER (1)	(319)	(19)	(180)	(36)	(90)
BRIGHTHOUSE FINANCIAL (1)	1,487	1,300	1,324	1,135	1,264
Total operating premiums, fees and other revenues on a constant currency basis	$12,015	$12,797	$12,272	$11,969	$12,503
Total operating premiums, fees and other revenues	$12,074	$12,949	$12,250	$11,884	$12,503

ASIA (including operating joint ventures) (2), (3)	$2,182	$2,254	$2,297	$2,310	$2,229

OTHER OPERATING EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S. (1)	$918	$912	$934	$909	$914
ASIA	863	876	923	889	895
LATIN AMERICA	324	336	379	334	357
EMEA	324	323	325	323	332
METLIFE HOLDINGS (1)	864	401	531	340	370
CORPORATE & OTHER (1)	(214)	(3)	(29)	90	61
BRIGHTHOUSE FINANCIAL (1)	555	560	599	612	647
Total other operating expenses on a constant currency basis	$3,634	$3,405	$3,662	$3,497	$3,576
Total other operating expenses	$3,659	$3,467	$3,653	$3,468	$3,576

ASIA (including operating joint ventures) (2), (3)	$924	$944	$992	$967	$971

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
U.S. (1)	$443	$552	$516	$503	$499
ASIA	256	313	352	297	310
LATIN AMERICA	135	134	126	150	154
EMEA	58	70	72	78	72
METLIFE HOLDINGS (1)	(33)	266	199	385	235
CORPORATE & OTHER (1)	(243)	4	(178)	(99)	(146)
BRIGHTHOUSE FINANCIAL (1)	297	68	330	244	283
Total operating earnings available to common shareholders on a constant currency basis	$913	$1,407	$1,417	$1,558	$1,407
Total operating earnings available to common shareholders	$924	$1,421	$1,415	$1,546	$1,407
(1) Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	operating earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	operating earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	operating return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.’s tangible common stockholders’ equity	(xi)	MetLife, Inc.’s stockholders’ equity
(xii)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings and related measures

•	operating earnings;
•	operating earnings available to common shareholders; and
•	operating earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses

These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the year-to-date period ended June 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within operating earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
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MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

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Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
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Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
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Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of operating earnings and other financial measures based on operating earnings mentioned above.

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MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

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Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
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Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements